CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Mark R. Bradley, President and Chief Executive Officer of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Registrant"), certify that:

   1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 20, 2014                    /s/ Mark R. Bradley
     --------------------               ----------------------------------------
                                        Mark R. Bradley,
                                        President and Chief Executive Officer
                                        (principal executive officer)



I, James M. Dykas, Treasurer, Chief Financial Officer and Chief Accounting Officer of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Registrant"), certify that:

   1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 20, 2014                    /s/ James M. Dykas
     --------------------               ----------------------------------------
                                        James M. Dykas,
                                        Treasurer, Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)